SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 25, 2005

ADAPTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

691 S. Milpitas Boulevard

Milpitas, CA

95035

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 945-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement.

On August 25, 2005, Adaptec, Inc.’s (the “Company”) Compensation Committee amended the Company’s Incentive Plan for fiscal 2006.  A copy of the Company’s Incentive Plan, as amended, is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

In addition, the Company’s Compensation Committee approved amendments to the Company’s director compensation policy for non-employee directors, effective August 26, 2005.  The amendments provide for the following changes in compensation paid by the Company to its non-employee directors.

1. Each independent Board member of the Board of Directors will receive $4,000 for each Board of Directors meeting attended, whether telephonically or in-person, provided however that the Chairperson of the Board of Directors can designate a meeting as a reduced fee meeting of $2,000 per meeting.

2. The Chairperson of the Audit Committee will receive an additional $10,000 per year as compensation and each other member of the Audit Committee shall receive an additional $5,000 per year as compensation.

3. The Chairperson of the Compensation Committee will receive an additional $7,000 per year as compensation and each other member of the Compensation Committee shall receive an additional $3,500 per year as compensation.

4.  The Chairperson of the Governance and Nominating Committee will receive an additional $4,500 per year as compensation and each other member of the Governance and Nominating Committee will receive an additional $2,250 per year as compensation.

5. For other committees of the Board of Directors that may be established and are not permanent Committees of the Board members serving on such committees will receive additional compensation of $400 per meeting hour.

Employee directors of the Company are not paid any fees for serving as members of the Board or any Board Committee. Non-employee directors will continue to receive a $3,000 retainer per fiscal quarter and will continue to be reimbursed for expenses incurred in attending meetings of the Board of Directors.  The Board of Directors’ current chairperson, Carl Conti, will continue to receive an additional payment of $100,000 as an annual retainer fee. Non-employee directors may continue to defer all or a part of their directors’ fees under the Company’s Deferred Compensation Plan.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

10.1	Registrant’s Incentive Plan, as amended through August 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTEC, INC.

By:	/s/ Marshall L. Mohr
Marshall L. Mohr
Vice President and Chief Financial Officer
Date: August 31, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Registrant’s Incentive Plan, as amended through August 25, 2005.